UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007

Rio Vista Energy Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50394	20-0153267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1313 E. Alton Gloor Blvd., Suite J Brownsville, Texas	78526
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (956) 831-0886

Inapplicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2007, Rio Vista Penny LLC (“Rio Vista Penny”), an indirect, wholly-owned subsidiary of Rio Vista Energy Partners L.P. (“Rio Vista”), entered into a Note Purchase Agreement, Promissory Notes, Security Agreement, Common Unit Purchase Warrant (the “TCW Warrant”) and related agreements with TCW Asset Management Company (“TAMCO”) as agent and TCW Energy Fund X investors as holders (the “TCW Noteholders”) (TAMCO and the TCW Noteholders collectively, “TCW”) in connection with a first lien senior credit facility (the “TCW Credit Facility”) between TCW and Rio Vista Penny. The purpose of the TCW Credit Facility is to provide financing of the acquisition and operation of the assets of G M Oil Properties, Inc., an Oklahoma corporation (“GM Oil”) and assets of Penny Petroleum Corporation, an Oklahoma corporation (“Penny Petroleum”) by Rio Vista Penny and the acquisition of the membership interests of GO LLC, an Oklahoma limited liability company (“GO”), by Rio Vista GO LLC (“Rio Vista GO”), an indirect, wholly-owned subsidiary of Rio Vista, in each case as described in Item 2.01 of this report. The assets of GM Oil, Penny Petroleum and GO are collectively referred to as the “Oklahoma Assets.”

The TCW Credit Facility is a $30 million senior secured credit facility available to Rio Vista Penny with a maturity date of August 29, 2010. The amount of the initial draw under the facility is $21.7 million, consisting of $16.75 million in assumption of the existing indebtedness in the principal amount of $16.5 million plus accrued but unpaid interest in the amount of $0.25 million (such principal and interest, the “TCW Debt”) owed by GM Oil to TCW, $1.95 million in consideration for TCW to enter into the TCW Credit Facility with Rio Vista Penny and for Rio Vista Penny to purchase an overriding royalty interest (“ORRI”) held by an affiliate of TCW, and $3 million to fund the acquisition of the GO Assets by Rio Vista GO. TCW has also approved plan of development (“APOD”) for the Oklahoma assets totaling approximately $2.5 million. The TCW Credit Facility is secured by a first lien on all of the Oklahoma Assets and associated production proceeds pursuant to the Note Purchase Agreement, Security Agreement and related agreements, including mortgages of the Oklahoma Assets in favor of TCW. The interest rate is 10.5%, increasing to 12.5% if there is an event of default. Payments under the TCW Credit Facility are interest-only until December 29, 2008. The TCW Credit Facility carries no prepayment penalty. Rio Vista ECO LLC (an indirect, wholly-owned subsidiary of Rio Vista and the direct parent of Rio Vista Penny and Rio Vista GO), Rio Vista GO, GO and MV Pipeline Company have each agreed to guarantee payment of the Notes payable to investors under the TCW Credit Facility.

Under the terms of the Note Purchase Agreement, at any time during the period from May 19, 2008 through November 19, 2009, TCW has the right to demand payment of $2.25 million of debt (the “Demand Loan”). Beginning May 19, 2008, pursuant to the TCW Warrant, TCW also has the right to convert the outstanding principal amount of the Demand Loan into common units of Rio Vista at a price equal to the lesser of $13.33 per unit or 90% of the 20-day average trading price of such units preceding the election to convert. Beginning November 19, 2008, pursuant to the TCW Warrant, TCW has the right to convert the balance of the debt under the TCW Credit Facility into common units of Rio Vista at a price equal to 90% of the 20-day average trading price of such units preceding the election to convert. Rio Vista has agreed to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-3 covering the common units issued pursuant to the TCW Warrant within 90 days following the first exercise of the TCW Warrant.

Rio Vista Penny and Rio Vista GO, which hold the Oklahoma Assets, are prohibited from making upstream distributions to Rio Vista until November 30, 2008. Thereafter, upstream distributions to Rio Vista not in excess of 75% of quarterly cash flow are permitted subject to certain conditions.

On November 19, 2007, Rio Vista and Rio Vista Penny entered into a Management Services Agreement (“Management Services Agreement”) with Northport Production Company, an Oklahoma corporation (“Northport”). The Management Services Agreement is effective as of November 15, 2007. The Management Services Agreement provides for Northport to be responsible for various services to Rio Vista Penny, including operations, development, marketing, administrative, accounting, information systems and compliance services. Rio Vista Penny agrees to pay Northport its actual costs for providing such services, not to exceed $10,000 per month. Eugene A. Viele, a director of Penn Octane Corporation (“Penn Octane”), controls Northport. Penn Octane controls Rio Vista GP LLC, the general partner of Rio Vista. Rio Vista guarantees the performance of Rio Vista Northport under the Management Services Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

GM Oil Properties Inc.

On November 19, 2007, Rio Vista Penny completed the purchase of assets from GM Oil pursuant to the Asset Purchase Agreement between Rio Vista Penny and GM Oil dated as of October 1, 2007, as amended on November 16, 2007 (the “Amended GM Agreement”). The assets acquired pursuant to the Amended GM Agreement consist of the real and personal property interests of GM Oil in certain oil and gas properties located in Haskell, McIntosh and Pittsburg counties in Oklahoma, including approximately 33.33% of the outstanding capital stock of MV Pipeline Company, an Oklahoma corporation (collectively, the “GM Assets”). The total purchase price for the GM Assets was paid by assumption of the TCW Debt in the amount of $16.75 million (including $0.25 million of unpaid interest included in the TCW Debt) plus payment of additional accrued but unpaid interest in the amount of $0.34 million. The TCW Debt is payable to the TCW Noteholders and is administered by TAMCO as agent pursuant to the TCW Credit Facility described in Item 1.01 of this report. No cash or equity consideration was paid to GM Oil or its shareholders as part of the purchase price of the GM Assets.

Penny Petroleum Corporation

On November 19, 2007, Rio Vista Penny completed the purchase of assets from Penny Petroleum pursuant to the Asset Purchase Agreement between Rio Vista Penny, Penny Petroleum and Gary Moores (a shareholder of Penny Petroleum), dated as of October 1, 2007, as amended on October 25 and November 16, 2007 (the “Amended Penny Agreement”). The assets acquired pursuant to the Amended Penny Agreement consist of the real and personal property interests of Penny Petroleum in certain oil and gas properties located in McIntosh, Pittsburg and Haskell counties in Oklahoma, including approximately 66.66% of the outstanding capital stock of MV Pipeline Company, an Oklahoma corporation (collectively, the “Penny Assets”).

The total purchase price paid for the Penny Assets was $7,400,000, consisting of cash, a promissory note and equity interests in Rio Vista. The cash portion of the purchase price was $6,400,000, together with a promissory note with the principal amount of $500,000 bearing interest at 7% per annum (the “Moores Note”) payable to Gary Moores on May 19, 2008. Beginning February 19, 2008, Gary Moores has the option to convert the outstanding principal and interest of the Moores Note into common units of Rio Vista at a conversion price equal to 90% of the 10-day average closing price of such common units as reported by the NASDAQ Stock Market at the time of conversion. The conversion option may be exercised on only one occasion and expires on May 19, 2008. The equity portion of the purchase price was paid by delivery of 45,998 common units of Rio Vista (the “Penny Units”). Rio Vista has agreed to file with the SEC a registration statement on Form S-3 covering the Penny Units within 90 days following November 19, 2007.

GO LLC

On November 19, 2007, Rio Vista GO completed the purchase of membership interests of GO pursuant to the Membership Interest Purchase and Sale Agreement between Rio Vista GO, GO, Outback Production Inc. (“Outback”) (the owner of all of the outstanding membership interests of GO), and Gary Moores and Bill Wood (each a shareholder of Outback), dated as of October 2, 2007, as amended on November 16, 2007 (the “Amended GO Agreement”). GO operates an oil and gas pipeline business located in Haskell and Pittsburg counties in Oklahoma (the “GO Assets”). The total purchase price paid for the membership interests of GO was $4,000,000, consisting of cash and equity interests in Rio Vista. The cash portion of the purchase price was $3,000,000. The equity portion of the purchase price was paid by delivery of 91,996 common units of Rio Vista (the “GO Units”) to Gary Moores and Bill Wood. Rio Vista has agreed to file with the SEC a registration statement on Form S-3 (the “GO Registration Statement”) covering the GO Units within 90 days following November 19, 2007.

On the date the GO Registration Statement is declared effective by the SEC (the “Registration Date”), if the closing price of Rio Vista’s common units as reported by the NASDAQ Stock Market (the “Registration Date Price”) is less than 80% of $10.87 (the “Minimum Price”), Rio Vista GO will deliver to Outback either (i) additional common units of Rio Vista (the “Additional GO Units”) in such number as necessary so that the total value of the GO Units and the Additional GO Units, in each case based on the Registration Date Price, is at least 80% of the value of the Purchase Price Units based on the Minimum Price or (ii) additional cash (the “Additional Cash”) in such amount as necessary so that the total value of the GO Units, based on the Registration Date Price, together with the Additional Cash, is at least 80% of the value of the GO Units based on the Minimum Price. In lieu of delivery of Additional GO Units or Additional Cash to supplement the GO Units, Rio Vista GO has the alternate option to pay the entire value of the GO Units based on the Minimum Price in cash (the “All Cash Payment”). Upon delivery of the All Cash Payment to the Seller, all GO Units shall be returned to Rio Vista GO and/or cancelled by Rio Vista.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective as of November 19, 2007, Rio Vista Penny entered into the TCW Credit Facility described in Item 1.01 of this report. The TCW Credit Facility is a $30 million senior secured credit facility available to Rio Vista Penny with a maturity date of August 29, 2010. The initial draw under the facility is $21.7 million. The TCW Credit Facility is secured by a first lien on all of the Oklahoma Assets and associated production proceeds. The interest rate is 10.5%, increasing to 12.5% if there is an event of default. Payments under the TCW Credit Facility are interest-only until December 29, 2008. The TCW Credit Facility carries no prepayment penalty. At any time during the period from May 19, 2008 through November 19, 2009, TCW has the right to demand payment of $2.25 million of debt. Rio Vista Penny and Rio Vista GO, which hold the Oklahoma Assets, are prohibited from making upstream distributions to Rio Vista until November 30, 2008. Thereafter, upstream distributions to Rio Vista not in excess of 75% of quarterly cash flow are permitted subject to certain conditions. Rio Vista ECO LLC, Rio Vista GO, GO and MV Pipeline Company have each agreed to guarantee payment of the Notes payable to investors under the TCW Credit Facility.

Item 3.02. Unregistered Sales of Equity Securities.

On November 19, 2007, Rio Vista issued the Penny Units to Penny Petroleum and the GO Units to Gary Moores and Bill Wood, for a total of 137,994 common units of Rio Vista, on the terms described in Item 1.01 of this report. On November 19, 2007, Rio Vista issued the TCW Warrant to TCW on the terms described in Item 1.01 of this report. These issuances were exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof because the issuance did not involve any public offering of securities.

Item 9.01. Financial Statements and Exhibits.

Any financial statements and pro forma financial information required by this item will be filed by amendment to this report in accordance with parts (a)(4) and (b)(2) of this item.

Exhibits

The following exhibits are filed with this report:

2.1
Asset Purchase Agreement dated as of October 1, 2007 by and between Rio Vista Penny LLC and G M Oil Properties, Inc. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.2
Amendment to Asset Purchase Agreement dated as of November 16, 2007 by and between Rio Vista Penny LLC and G M Oil Properties, Inc. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.3
Asset Purchase Agreement dated as of October 1, 2007 by and between Rio Vista Penny LLC, Penny Petroleum Corporation and Gary Moores. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.4
Amendment to Asset Purchase Agreement dated as of October 25, 2007 by and between Rio Vista Energy Partners L.P., Rio Vista Penny LLC, Penny Petroleum Corporation and Gary Moores. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.5
Second Amendment to Asset Purchase Agreement dated as of November 16, 2007 by and between Rio Vista Energy Partners L.P., Rio Vista Penny LLC, Penny Petroleum Corporation and Gary Moores. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.6
Stock Purchase Agreement dated as of October 2, 2007 by and between Rio Vista GO, GO LLC, Outback Production Inc., Gary Moores and Bill Wood. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.7
Amendment to Membership Interest Purchase and Sale Agreement dated as of November 16, 2007 by and between Rio Vista Energy Partners L.P., Rio Vista GO LLC, Outback Production Inc., GO LLC, and Gary Moores and Bill Wood. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIO VISTA ENERGY PARTNERS L.P.

By:	Rio Vista GP LLC, its
General Partner

	By:	/s/ Ian T. Bothwell

		Name:	Ian T. Bothwell
		Title:	Acting Chief Executive Officer, Acting President, Vice President, Chief Financial Officer, Treasurer and Assistant Secretary (Principal Executive, Financial and Accounting Officer)

Date: November 26, 2007

EXHIBIT INDEX

Exhibit No.	Description

2.1
Asset Purchase Agreement dated as of October 1, 2007 by and between Rio Vista Penny LLC and G M Oil Properties, Inc. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.2
Amendment to Asset Purchase Agreement dated as of November 16, 2007 by and between Rio Vista Penny LLC and G M Oil Properties, Inc. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.3
Asset Purchase Agreement dated as of October 1, 2007 by and between Rio Vista Penny LLC, Penny Petroleum Corporation and Gary Moores. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.4
Amendment to Asset Purchase Agreement dated as of October 25, 2007 by and between Rio Vista Energy Partners L.P., Rio Vista Penny LLC, Penny Petroleum Corporation and Gary Moores. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.5
Second Amendment to Asset Purchase Agreement dated as of November 16, 2007 by and between Rio Vista Energy Partners L.P., Rio Vista Penny LLC, Penny Petroleum Corporation and Gary Moores. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.6
Stock Purchase Agreement dated as of October 2, 2007 by and between Rio Vista GO, GO LLC, Outback Production Inc., Gary Moores and Bill Wood. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

2.7
Amendment to Membership Interest Purchase and Sale Agreement dated as of November 16, 2007 by and between Rio Vista Energy Partners L.P., Rio Vista GO LLC, Outback Production Inc., GO LLC, and Gary Moores and Bill Wood. All schedules described in this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.